Exhibit 10.10

this Note and the SECURITIES issuable upon conversion of this Note have not been registered under the Securities Act of 1933, as amended, or any state securities laws. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws.

THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE WILL BE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHTS OF REPURCHASE AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF INVESTOR AGREEMENTS BETWEEN THE COMPANY AND HOLDERS OF ITS SECURITIES.

CELCUITY LLC

a Minnesota limited liability company

1.25% UNSECURED CONVERTIBLE PROMISSORY NOTE
Due December 31, 2018

Note No.:	CN-__

Name of Holder:	_________________________

Issue Date:	____________, 2017

Principal Amount:	$_____________

Maturity Date:	December 31, 2018

FOR VALUE RECEIVED, Celcuity LLC, a Minnesota limited liability company (the “Company”), promises to pay to the order of the Holder named above (the “Holder”), at the Holder’s address appearing on the records of the Company or at such other place as the Holder may designate in writing from time to time, the Principal Amount set forth above, with interest accruing on the unpaid principal balance hereof at the rate set forth below, which payment shall be made in the manner and form specified in this Note.

This Note is one of several 1.25% Unsecured Convertible Promissory Notes due December 31, 2018 that the Company has issued or may issue to the Holder and other investors (the “Notes,” as defined below). The unpaid principal balance of the Notes and accrued interest thereon shall be converted into “Securities” (as defined below) on the terms and conditions set forth below.

1.           SATISFACTION OF THE NOTE

1.1.          Conversion. The unpaid principal balance of this Note and all accrued interest thereon shall be automatically converted into Securities as provided in Section 2 of this Note, and shall not be paid in cash.

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1.2.          Interest. Interest shall accrue on the unpaid principal balance of this Note from the Issue Date set forth above at the fixed rate of 1.25% per annum. Interest shall be calculated on the basis of the actual number of days elapsed in a 365-day year. Upon the automatic conversion of this Note into Securities as provided below, all accrued interest on the principal balance shall be converted into Securities and shall not be paid in cash.

1.3.          Insolvency Event. Notwithstanding the provisions of Section 1.1, this Note shall automatically become due and payable without notice or demand if the Company shall (a) admit in writing its inability to pay its debts as they mature, (b) make a general assignment for the benefit of creditors, (c) file a voluntary petition for bankruptcy or for a reorganization or to effect a plan or other arrangement of creditors, (d) have filed against it a creditor’s petition or other petition for an adjudication in bankruptcy or for a reorganization, and the Company files an answer to such petition admitting the material allegations thereof, or (e) apply for or permit the appointment of a receiver, trustee, or custodian for any of its property or assets. If this Note becomes payable pursuant to this Section 1.3, the principal balance of this Note and all accrued interest thereon shall be due and payable in cash. All payments on this Note shall be applied first to the payment of costs of collection, then to payment of accrued interest, and then to reduction of principal. All payments of interest and principal shall be made in lawful money of the United States of America.

2.          CONVERSION INTO SECURITIES

2.1.          Automatic Conversion. The entire principal balance of this Note and all accrued interest thereon shall be automatically converted into Securities upon the earlier of (i) the closing of a “Qualified Financing” (as defined below), or (ii) December 31, 2018.

2.2.          Number of Securities Issuable Upon Conversion. The number of Securities into which this Note shall be converted shall be determined by dividing the sum of the outstanding principal balance of this Note plus accrued interest thereon by the “Conversion Price” (as defined below).

2.3.          Warrants. In addition to the Securities issuable upon conversion of this Note, the Company shall issue to the Holder, upon conversion of this Note, a warrant, substantially in the form attached hereto as Exhibit A (“Warrant”), having an aggregate purchase price equal to 15% of the principal amount of this Note, to purchase additional Securities of the same class and series issued upon Conversion of this Note. The exercise price of the Warrant shall be equal to the Conversion Price of this Note.

2.4.          Holder’s Rights Upon Conversion. Upon conversion of the Notes as provided in this Section 2, the Holder shall have all the rights and benefits accorded to purchasers of Securities in the Qualified Financing or holders of other Securities issuable upon conversion of the Notes, except any such rights and benefits as are conditioned upon the holding of a minimum percentage ownership in the Company or a minimum investment in the Securities, and the Holder shall execute all agreements and instruments evidencing such rights in the same form as are signed by purchasers of Securities in the Qualified Financing or holders of other Securities issuable upon conversion of the Notes.

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2.5.          Securities Subject to Investor Agreements. The Securities issuable upon conversion of this Note shall be subject to the terms and conditions of the “Investor Agreements” (as defined below). Upon conversion of this Note, and as a condition to the issuance of Securities upon such conversion, the Holder must agree to be bound by the terms of and become a party to the Investor Agreements by signing and delivering to the Company a joinder agreement to each of the Investor Agreements.

2.6.         Definitions.

(a)          Company. The “Company” means Celcuity LLC, a Minnesota limited liability company, or any successor entity resulting from a merger or consolidation of the Company with another limited liability company, corporation or other entity or a reorganization or conversion of the Company into another entity.

(b)          Conversion Price. The “Conversion Price” of this Note shall be equal to (i) the price paid for one unit (or comparable denomination) of the Securities sold in a Qualified Financing, or (ii) if no Qualified Financing has occurred and the Notes are converted at December 31, 2018, $0.21052 per Unit of common membership interest in the Company, subject to adjustment as provided in Section 2.7(a).

(c)          Investor Agreements. “Investor Agreements” means (i) the Amended and Restated Member Control Agreement, dated February 27, 2014, among the Company and its members, as amended from time to time, governing the rights and obligations of the Company’s members, including but not limited to restrictions on transfer of the membership interests, and (ii) any investor rights agreement, voting agreement, or similar agreement entered into between the Company and purchasers of Securities in connection with a Qualified Financing, relating to the rights and obligations of purchasers of the Securities.

(d)          Notes. The term “Notes” includes this Note and all other 1.25% Unsecured Convertible Promissory Notes due December 31, 2018, issued by the Company.

(e)          Qualified Financing. A “Qualified Financing” means an offering of Securities of the Company from which the Company receives gross proceeds of at least $5,000,000 (not including the amount of Notes that are convertible into Securities upon the closing of the Qualified Financing).

(f)          Securities. The “Securities” issuable upon conversion of this Note shall be (i) equity securities of the same class and series sold by the Company in the Qualified Financing, or (ii) if no Qualified Financing occurs before December 31, 2018, Units of common membership interest in the Company, the only class and series of membership interest outstanding at the Issue Date of this Note, subject to adjustment as provided in Section 2.7(b).

2.7.         Certain Adjustments.

(a)          Subdivision or Combination of Units. If the Company at any time after the Issue Date and before the conversion of this Note into Securities subdivides or combines the outstanding Units of common membership interest in the Company, the Conversion Price specified in Section 2.6(b)(ii) of this Note shall be decreased, in the case of a subdivision, or

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increased, in the case of a combination, in the same proportion as the common units are subdivided or combined, effective automatically as of the date the Company shall take a record of the holders of its common units for the purpose of the subdivision or combination (or if no such record is taken, as of the effectiveness of the subdivision or combination).

(b)          Reclassification, Consolidation or Merger. If (i) at any time, as a result of (A) a capital reorganization or reclassification (other than a subdivision, combination or distribution which gives rise to adjustment of the Conversion Price pursuant to Section 2.7(a) above); or (B) a merger or consolidation of the Company with, or conversion of the Company into, another corporation, partnership, limited liability company or other entity (whether or not the Company is the surviving entity), the class or series of membership interests issuable upon the conversion of this Note shall be changed into or exchanged for the same or a different number of units of any class or classes of membership interest in the Company or any class or classes of stock or other equity interest in any other corporation, partnership, limited liability company or other entity, or other securities convertible into such stock or equity interests, then (ii) upon conversion of this Note pursuant to Section 2.6(b)(ii) above the Holder shall receive the kind and amount of membership interests, shares of stock, or other equity interests that the Holder would have received at the time of such capital reorganization, reclassification, merger, consolidation or conversion, if this Note had been converted into Securities immediately prior to such capital reorganization, reclassification, merger, consolidation or conversion.

3.          GENERAL

3.1.          No Security. This Note is an unsecured obligation of the Company and is not guaranteed by any third party.

3.2.          No Rights as a Member. This Note does not entitle the Holder to any voting rights, financial rights or other rights as a member of the Company. Such rights shall arise only when Securities have been issued to the Holder upon conversion of this Note and the Holder has agreed to be bound by the terms of and has become a party to the Investor Agreements.

3.3.          Termination of Rights. Except for the rights to obtain certificates or other instruments representing Securities, all rights of the Holder with respect to this Note shall terminate upon the effective conversion of the Note, whether or not this Note has been surrendered to the Company for cancellation.

3.4.          Waivers. No act or omission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed a waiver or release thereof. Any such waiver or release shall be effective only as set forth in a written document executed by the Holder and then only to the extent specifically recited therein.

3.5.          Remedies. If this Note is not converted or paid when due, or is enforced, collected or attempted to be enforced or collected by the initiation or prosecution of any suit before any court or by any other judicial proceeding, or is placed in the hands of an attorney for enforcement or collection, then the Holder shall be entitled to collect, in addition to all of the amounts owing hereunder, all court costs and reasonable attorneys’ fees incurred by the Holder.

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The Company hereby waives demand, presentment for payment, notice of non-payment, protest, and all other notice, filing of suit and diligence in collecting this Note.

3.6.          Governing Law. This Note shall be governed by and construed in all respects according to the laws of the State of Minnesota, without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized representative as of the Issue Date set forth above.

CELCUITY LLC

By:
Brian F. Sullivan
Its:	Chief Executive Officer

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EXHIBIT A

[Form of warrant to be issued upon conversion of convertible Promissory Note]

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

CELCUITY LLC

a Minnesota limited liability company

WARRANT TO PURCHASE EQUITY SECURITIES1

Warrant No.:	W-__

Name of Holder:	___________________________________

Warrant Issue Date:	_______________

Aggregate Warrant Exercise Price:	$___________

Warrant Exercise Price:	$___________ per Warrant Security

No. of Warrant Securities:	_______________

Expiration Date:	_______________

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, the Holder named above, or its registered assigns, is entitled to subscribe for and purchase from Celcuity LLC, a Minnesota limited liability company, at any time after the date hereof up to and including 5:00 p.m. Minneapolis, Minnesota time on the Expiration Date set forth above, the number of fully paid and non-assessable Warrant Securities of the Company at the Warrant Exercise Price set forth above, all subject to the terms and conditions set forth in this Warrant. The Warrant Exercise Price and the number of Warrant Securities are subject to adjustment in accordance with the anti-dilution provisions of this Warrant.

1 Explanatory Note: This Warrant will be issued upon conversion of a 1.25% Unsecured Convertible Promissory Note due December 31, 2018 (the “Note”) held by the Holder. The Warrant Securities issuable upon exercise of this Warrant will be Securities of the same class and series issued upon conversion of the Note. The Aggregate Warrant Exercise Price of this Warrant will be equal to 15% of the principal amount of the Note. The Warrant Exercise Price per Warrant Security will be equal to the Conversion Price of the Note. The number of Warrant Securities will be equal to Aggregate Warrant Exercise Price divided by the Warrant Exercise Price per Warrant Security. The Expiration Date of this Warrant will be seven years after the Warrant Issue Date.

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EXHIBIT A

1.          Definitions. Capitalized terms not defined elsewhere in this Warrant shall have the meanings set forth below.

(a)          “Company” means Celcuity LLC, a Minnesota limited liability company, or any successor entity resulting from a merger or consolidation of the Company with another limited liability company, corporation or other entity or a reorganization or conversion of the Company into another entity.

(b)          “Holder” means the Holder named above, any party who acquires all or a part of this Warrant as a registered transferee of the Holder, or any record holder or holders of Warrant Securities issued upon exercise, whether in whole or in part, of this Warrant.

(c)          “Investor Agreements” means (i) the Amended and Restated Member Control Agreement, dated February 27, 2014, among the Company and its members, as amended from time to time, governing the rights and obligations of the Company’s members, including but not limited to restrictions on transfer of the membership interests, and (ii) any investor rights agreement, voting agreement, or similar agreement entered into between the Company and purchasers of Securities in connection with a Qualified Financing, relating to the rights and obligations of purchasers of the Securities.

(d)          “Notes” means the 1.25% Unsecured Convertible Promissory Notes due December 31, 2018, issued by the Company.

(e)          “Qualified Financing” means an offering of Securities of the Company from which the Company receives gross proceeds of at least $5,000,000 (not including the amount of Notes that are convertible into Securities upon the closing of the Qualified Financing).

(f)          “Securities” means ____________2 of the Company, subject to adjustment as provided in Section 5.

(g)          “Warrant Securities” means the Securities that may be acquired upon exercise of this Warrant.

2.          Exercise. Subject to the provisions of Section 2(b) hereof, the rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional Warrant Security), by written notice of exercise (in the form attached hereto) delivered to the Company at its principal office prior to the Expiration Date and accompanied or preceded by the surrender of this Warrant and a check in payment of the aggregate Warrant Exercise Price for the Warrant Securities purchased upon such exercise.

(a)          The Company agrees that the Warrant Securities purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such

2 The Securities issuable upon exercise of this Warrant will be (i) equity securities of the same class and series sold by the Company in the Qualified Financing (as defined in the Note), or (ii) if no Qualified Financing occurs before December 31, 2018, Units of common membership interest in the Company.

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Warrant Securities as aforesaid. Subject to the provisions of Section 2(b), certificates for the Warrant Securities so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Securities, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b)          Notwithstanding the foregoing, the Company shall not be required to deliver any certificate for Warrant Securities upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or effective registrations under applicable securities laws. The Holder exercising this Warrant shall execute such documents and make such representations, warranties and agreements as may be required to comply with the exemptions relied upon by the Company for the issuance of the Warrant Securities.

3.           Exchange and Replacement. Subject to Sections 2 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its principal office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Securities (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Agent shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 3. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement.

4.           Covenants of the Company. The Company covenants and agrees that all Warrant Securities will, upon issuance, be duly authorized and issued, fully paid, non-assessable, and free from all taxes, liens, and charges with respect to the issue thereof except for all taxes, liens and charges imposed by the Holder. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of Securities to provide for the exercise of the rights represented by this Warrant.

5.           Anti-dilution Adjustments. The provisions of this Warrant are subject to adjustment as follows:

(a)          Subdivision or Combination of Warrant Securities. If the Company at any time after the Warrant Issue Date subdivides or combines the outstanding Securities, the Warrant Exercise Price shall be decreased, in the case of a subdivision, or increased, in the case of a combination, in the same proportion as the Securities are subdivided or combined, effective automatically as of the date the Company shall take a record of the holders of its Securities for

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the purpose of the subdivision or combination (or if no such record is taken, as of the effectiveness of the subdivision or combination).

(b)          Distributions in Securities. If the Company at any time makes a distribution to holders of Securities payable in the same Securities, or fixes a record date for the determination of holders of Securities entitled to receive a distribution payable in the same Securities, the Warrant Exercise Price shall be decreased by multiplying it by a fraction, (A) the numerator of which shall be the total number of Securities outstanding immediately prior to such distribution, and (B) the denominator of which shall be the total number of Securities outstanding immediately after such distribution (plus, if the Company paid cash instead of fractional Securities otherwise issuable in such distribution, the number of additional Securities which would have been outstanding had the Company issued fractional Securities instead of cash), effective automatically as of the date the Company shall take a record of the holders of its Securities for the purpose of receiving such distribution (or if no such record is taken, as of the effectiveness of such distribution).

(c)          Reclassification, Consolidation or Merger. If (1) at any time, as a result of (A) a capital reorganization or reclassification (other than a subdivision, combination or distribution which gives rise to adjustment of the Warrant Exercise Price pursuant to Section 5(a) or Section 5(b) above); or (B) a merger or consolidation of the Company with another corporation, partnership, limited liability company or other entity (whether or not the Company is the surviving entity), the class or series of equity interests in the Company issuable upon the exercise of this Warrant shall be changed into or exchanged for the same or a different number of units of any class or classes of equity interests in the Company or any class or classes of stock or other equity interest in any other corporation, partnership, limited liability company or other entity, or other securities convertible into such stock or equity interests, then (2) as a part of such reorganization, reclassification, merger or consolidation, appropriate adjustments shall be made in the terms of this Warrant so that (y) the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the kind and amount of equity interests in the Company, shares of stock, other equity interests, other securities, money and property which the Holder would have received at the time of such capital reorganization, reclassification, merger or consolidation, if the Holder had exercised its right under this Warrant to purchase Warrant Securities immediately prior to such capital reorganization, reclassification, merger or consolidation, and (z) this Warrant shall thereafter be adjusted on terms as nearly equivalent as may be practicable to the adjustments heretofore provided in this Section 5. The provision of this Section 5(c) shall similarly apply to successive capital reorganizations, reclassifications, mergers, and consolidations.

(d)          Liquidating Distributions, etc. If the Company, at any time while this Warrant is outstanding, shall make a distribution of its assets to the holders of its Securities as a distribution in liquidation or partial liquidation or by way of return of capital, the Holder shall, upon exercise of the Holder’s rights hereunder and payment of the Warrant Exercise Price, both in accordance with Section 2 hereof, be entitled to receive, in addition to the number of Warrant Securities receivable upon such exercise, the assets that would have been payable to the Holder as owner of that number of Warrant Securities had the Holder been a holder of record of such Warrant Securities on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution in accordance with the plan for such distribution.

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(e)          Other Action Affecting Units. If at any time the Company takes any action affecting its Securities, other than an action described in any of Sections 5(a) through 5(d) above which, in the opinion of the Company’s Board of Governors, would have an adverse effect upon the rights of the Holder to purchase Warrant Securities, then the Warrant Exercise Price or the kind or amount of securities issuable upon the exercise of this Warrant, or both, shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

(f)          Adjustment of Number of Warrant Securities. Upon each adjustment to the Warrant Exercise Price pursuant to Section 5(a) or Section 5(b) above, the number of Warrant Securities purchasable hereunder shall be adjusted (including any fractions of such Warrant Securities) by multiplying such number by a fraction, the numerator of which shall be the Warrant Exercise Price immediately prior to such adjustment and the denominator of which shall be the Warrant Exercise Price immediately thereafter.

(g)          Notice of Adjustment Events. Whenever the Company contemplates the occurrence of an event which would give rise to adjustments under this Section 5, the Company shall mail to the Warrant Holder, at least fifteen (15) days prior to the record date with respect to such event or, if no record date shall be established, at least fifteen (15) days prior to such event, a notice specifying (i) the nature of the contemplated event, (ii) the date on which any such record is to be taken for the purpose of such event, (iii) the date on which such event is expected to become effective, and (iv) the time, if any is to be fixed, when the holders of record of Securities interest (or other securities) shall be entitled to exchange their Securities (or other securities) for securities or other property deliverable in connection with such event.

(h)          Notice of Adjustments. Whenever the Warrant Exercise Price or the kind or amount of securities issuable upon the exercise of this Warrant, or both, shall be adjusted pursuant to this Section 5, the Company shall prepare a written notice of such adjustments, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price and the kind and amount of securities issuable upon the exercise of this Warrant after giving effect to such adjustment, and shall mail such notice (by first class mail postage prepaid) to the Holder promptly after each adjustment.

6.            Rights and Obligations as a Member of the Company.

(a)          Investor Agreements. The Warrant Securities issuable upon exercise of this Warrant will be subject to the terms and conditions of the Investor Agreements. Upon exercise of this Warrant, the Holder agrees to become a party to the Investor Agreements and be bound by the terms and conditions of the Investor Agreements. The transfer of the Warrant Securities issued upon exercise of this Warrant is subject to certain restrictions set forth in Article 14 of the Member Control Agreement.

(b)          No Rights or Obligations as Member. Nothing contained in this Warrant shall be construed as imposing any obligation on the Holder to purchase any securities of the Company, or as conferring upon the Holder any voting rights or other rights as a member of the

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Company or as imposing on the Holder any obligations as a member of the Company, until this Warrant is actually exercised.

7.            Notice of Transfer of Warrant or Resale of the Warrant Securities.

(a)          Subject to the restrictions on sale, assignment, hypothecation, or other transfer set forth in Section 2(b) hereof or Article 14 of the Member Control Agreement, the Holder, by acceptance of this Warrant, agrees to give written notice to the Company, before transferring this Warrant or any Warrant Securities, of such Holder’s intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel. If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Securities received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Securities respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel to the Company and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended, and applicable state securities laws; and provided further that the Holder and prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Securities.

(b)          If in the opinion of Company’s counsel the proposed transfer or disposition of this Warrant or any Warrant Securities described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of such transfer or disposition under applicable securities laws, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition to such activities as, in the opinion of such counsel, are permitted by law.

8.            Legends. The certificates representing any Warrant Securities issued upon exercise of this Warrant shall bear legends containing substantially the following language:

“The Securities represented by this Certificate have been issued without registration under the Securities Act of 1933, and no transfer of them will be made by the Company unless done pursuant to an effective registration statement under the Securities Act of 1933, as amended, and under appropriate state laws, or there is presented to the Company an opinion of counsel satisfactory to it to the effect that such registration is not required.

“The sale, pledge, hypothecation or transfer of the Securities represented by this Certificate is subject to restrictions set forth in an Amended and Restated Member Control Agreement among the Company and its Members dated February 27, 2014, as amended from time to time.”

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9.            Miscellaneous.

(a)          The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. This Warrant shall be interpreted under the laws of the State of Minnesota.

(b)          All Securities or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes due and payable by the issuer in respect of the issuance thereof.

(c)          Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

IN WITNESS WHEREOF, Celcuity LLC has caused this Warrant to be signed by its duly authorized officer as of the Warrant Issue Date set forth above.

CELCUITY LLC

By:
Brian F. Sullivan
Its:	Chief Executive Officer

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NOTICE OF EXERCISE OF WARRANT

To be signed by the registered Holder in order to exercise the Warrant

TO:	CELCUITY LLC

The undersigned Holder hereby irrevocably elects to exercise the attached Warrant to purchase for cash __________________ of the Warrant Securities issuable upon the exercise of such Warrant, and requests that certificates for such Warrant Securities (together with a new Warrant to purchase the number of Warrant Securities, if any, with respect to which this Warrant is not exercised) be issued in the name of the following person:

Name in which Units shall be registered
(please print)

Social security or tax identification number

Address:

Dated: ______________________
Signature of Holder*

Name of Holder (please print)

Title of signatory (if signing for an entity)

*	The signature on this Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

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ASSIGNMENT FORM

To be signed only upon authorized transfer of Warrants.

TO:	CELCUITY LLC

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ________________________________________________________________ the right to purchase the securities of Celcuity LLC to which the within Warrant relates and appoints ____________________________________________ as attorney-in-fact, with full power of substitution in the premises, to transfer said right on the books of Celcuity LLC.

Dated: ______________________
Signature of Holder*

Name of Holder (please print)

Title of signatory (if signing for an entity)

Address of transferee:

*	The signature on this Assignment Form must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

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